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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                            ----------------------

                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):

                              November 10, 1997



                              Newmont Gold Company


  Delaware                          1-1153                    13-2526632
(State or other                (Commission File               (IRS Employer
jurisdiction of                    Number)                  Identification No.)
incorporation)



                      1700 Lincoln Street, Denver CO      80203
               (Address of principal executive offices) (Zip Code)

               Registrant's telephone number, including area code:

                                 (303) 863-7414






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ITEM 5.  OTHER EVENTS


         Newmont Gold Company ("Newmont Gold") is filing as Exhibits herewith a copy of its restated consolidated financial statements for the years ended December 31, 1996, 1995 and 1994, together with the report thereon of Arthur Andersen LLP, independent auditors, to give effect to the merger between Newmont Mining Corporation and Santa Fe Pacific Gold Corporation which occurred on May 5, 1997.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)  None.
         (b)  None.
         (c)  Exhibits


           23.1  Consent of Arthur Andersen LLP.
           23.2  Consent of Price Waterhouse LLP.

           99.1 Newmont Gold's consolidated financial statements for the year ended December 31, 1996, 1995 and 1994, together with the report thereon of Arthur Andersen LLP, independent auditors.



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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                 Newmont Gold Company




                                 /s/TIMOTHY J. SCHMITT
                                 -----------------------------
                                 Timothy J. Schmitt
                                 Vice President, Secretary
                                 and Assistant General Counsel


Date: November 10, 1997



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                                  EXHIBIT INDEX


Exhibit 23.1  Consent of Arthur Andersen LLP.
Exhibit 23.2  Consent of Price Waterhouse LLP.
Exhibit 99.1 Newmont Gold's consolidated financial statements for the year ended December 31, 1996, 1995 and 1994, together with the report thereon of Arthur Anderson LLP, independent auditors.